                                                                    Exhibit 99.2

                             JOINT FILER INFORMATION

Name:                      Draper Fisher Partners IV, LLC

Address:                   2882 Sand Hill Road, Suite 150
                           Menlo Park, CA 94025

Relationship to Issuer:    10% owner of issuer because of voting power of
                           Timothy C. Draper, John H.N. Fisher and Stephen T.
                           Jurvetson over Draper Fisher Partners IV, LLC.
                           Messrs. Draper, Fisher and Jurvetson are managing
                           members of Draper Fisher Partners IV, LLC, a
                           side-by-side fund of Draper Fisher Associates Fund
                           IV, L.P.

Designated Filer:          Draper Fisher Associates Fund IV, L.P.

Issuer and Ticker Symbol:  Digital Impact, Inc.  (NASDAQ:DIGI)

Date of Event Requiring
Statement:                 December 15, 2004

January 24, 2005                 Draper Fisher Partners IV, LLC
----------------
Date

                                 By: /s/ Timothy C. Draper, Managing Member,
                                     Draper Fisher Partners IV, LLC
                                     -------------------------------------------
                                     Timothy C. Draper
                                     Managing Member

                                     By:/s/ John H. N. Fisher, Managing Member,
                                     Draper Fisher Partners IV, LLC
                                     -------------------------------------------
                                     John H. N. Fisher
                                     Managing Member

                                     By:/s/ Stephen T. Jurvetson, Managing Member,
                                     Draper Fisher Partners IV, LLC
                                     -------------------------------------------
                                     Stephen T. Jurvetson
                                     Managing Member

The reporting person disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein.